UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2007

BIONOVO, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-50073	87-0576481
(Commission File Number)	(IRS Employer Identification Number)
5858 Horton Street, Suite 375
Emeryville, California 94608
(Address of principal executive offices)

Registrant’s telephone number, including area code: (510) 601-2000

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 9, 2007, Bionovo, Inc. (the “Company”) amended paragraph one of Article IV of its Certificate of Incorporation to increase the total authorized shares of Common Stock of the Company from 90,000,000 to 190,000,000, as approved by the Company's stockholders at the Company’s Annual Meeting of Stockholders held on May 1, 2007. The Certificate of Amendment to the Certificate of Incorporation is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01    Financial Reports and Exhibits.

(d)	Exhibits.

Exhibit No. Description

3.1	Certificate of Amendment to Certificate of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIONOVO, INC.

Date: May 10, 2007	By:	/s/ James P. Stapleton
Name: James P. Stapleton
Title: Chief Financial Officer